Exhibit 99.1


                       Network Appliance Announces Results
                       for Second Quarter Fiscal Year 2007

                   Achieves 35% Year-over-Year Revenue Growth


     SUNNYVALE, Calif.--(BUSINESS WIRE)--Nov. 15, 2006--Network Appliance, Inc. (NASDAQ:NTAP), the leader in advanced networked storage solutions, today reported results for the second quarter of fiscal year 2007. Revenues for the second fiscal quarter were $652.5 million, an increase of 35% compared to revenues of $483.1 million for the same period a year ago and an increase of 5% compared to $621.3 million in the prior quarter.

     For the second fiscal quarter, GAAP net income was $86.9 million, or $0.22 per share(1) compared to GAAP net income of $70.7 million, or $0.18 per share for the same period in the prior year. Non-GAAP(2) net income for the second fiscal quarter increased 38% to $108.9 million, or $0.28 per share, compared to non-GAAP net income of $79.1 million, or $0.21 per share for the same period a year ago.

     Revenues for the first six months of the current fiscal year totaled $1.27 billion, compared to revenues of $931.5 million for the first six months of the prior year, an increase of 37% year over year.

     For the first six months of the current fiscal year, GAAP net income increased 8% to $141.6 million, or $0.36 per share, compared with GAAP net income of $130.8 million, or $0.34 per share for the same period in the prior year. Non-GAAP net income for the first six months of the current fiscal year totaled $205.4 million, or $0.53 per share, compared to non-GAAP net income of $141.3 million, or $0.37 per share for the first six months of the prior fiscal year.

     "NetApp continues to gain momentum in enterprise data centers because we provide customers with the best value in the storage industry," said Dan Warmenhoven, CEO. "Our performance this quarter highlights our success around the world as we increase our market share and expand our reach."

     Outlook

     -- Network Appliance estimates that sequential growth in revenue for the third quarter of fiscal year 2007 will be in the range of 7% to 8%, which translates to 30% to 31% growth year over year.

     -- Including the implementation of SFAS123R and with current information and assumptions, the company expects third quarter GAAP earnings per share to finish between $0.17 and $0.18 per share. Network Appliance expects third quarter non-GAAP earnings per share to be about $0.28 per share.

     -- For the full fiscal year 2007, Network Appliance estimates that revenues will finish in the range of 33% to 34% higher than fiscal year 2006.

     -- Including the implementation of SFAS123R and with current information and assumptions, the company expects GAAP earnings per share for fiscal year 2007 to be in the target range of $0.73 to $0.76 per share. Network Appliance estimates that full-year non-GAAP earnings per share will finish between $1.10 to $1.11 per share.

     Quarterly Highlights

     During the second quarter of fiscal year 2007, Network Appliance demonstrated growth in several key areas including market share, customer deployments, product lines, and functionality in archive and compliance, VTL, data migration and data retention. The company also continued its leadership position in the iSCSI and network-attached storage markets and showed strong growth in the Fibre Channel SAN market.

     In the second quarter, NetApp outlined its comprehensive strategy for a unified approach to both archive and compliance, offering a product and service portfolio to help customers solve their growing and changing data challenges. The NetApp announcement challenged the industry's conventional approach of forcing customers to deploy separate storage silos for their backup, archive, compliance, and primary storage needs and urged customers to save time, money, and manpower with a unified archive and compliance solution. The NetApp approach offers solutions to five standard storage needs to satisfy data management regulations including data classification, data discovery, data migration, data permanence, and data security and privacy.

     Evolving corporate governance policies and a heightened emphasis on storage efficiency demand that today's enterprise deploy archival solutions that will easily scale and adapt with changing business needs. E-mail leads the list of applications that are being archived in data centers around the world. This quarter, a study commissioned by NetApp and conducted by VeriTest found that Symantec(R) Enterprise Vault(TM) software for e-mail archival environments running on NetApp storage delivers customers up to twice the performance of EMC Centera Gen4 storage. The VeriTest study compared the performance of the NetApp(R) FAS3050 and NearStore(R) R200 storage systems to that of EMC Centera Gen4 storage. The results are further proof that NetApp storage provides customers with a fast, flexible, and cost-effective solution for e-mail archival and various compliance needs.

     Also on the product front, NetApp introduced three Virtual Tape Library
(VTL) solutions designed for demanding data center backup environments. NearStore VTL300, VTL700, and VTL1400 provide customers with the ability to substantially increase backup and recovery service levels by doubling to tripling the amount of backup data that can be stored on disk while also increasing VTL write performance by over 50% compared to the industry-leading performance of existing NetApp VTL systems.

     From a market perspective, according to IDC's Worldwide Quarterly Disk Storage Systems Tracker Q2 2006(3), NetApp led the networked storage market in capacity share, growing to 21%, which is a statistical tie with EMC. NetApp also grew faster than the market in capacity shipped in networked storage, growing at 111% year over year while the market grew at 59%. In terms of revenue, NetApp grew faster than the market from Q2 2005 to Q2 2006 at 21%, while the market grew at 11%.

     NetApp demonstrated continued leadership in the iSCSI market in terms of revenue and capacity in both Q2 2006 and the first half of 2006, with first-place market share for Q2 2006 in capacity shipped (44%) and in revenue (28%).

     In its core NAS market, NetApp was number one in Q2 2006 for capacity shipped, with 47% market share. Year over year, the NAS market grew 77% in terms of capacity shipped while NetApp grew 85%. Sequentially, the NAS market grew at 11.3% while NetApp grew at 13.5%.

     Of all the vendors tracked by IDC in Fibre Channel (FC) SAN, NetApp continues to grow faster than the market in both revenue and capacity, sequentially and year over year. For capacity shipped, NetApp grew at 240% year over year while the market grew at 47%. In terms of revenue, NetApp grew at 66% year over year while the market grew at 8%.

     In the SAN market, NetApp announced a new milestone this quarter with 10,000 production deployments of NetApp storage area network (SAN) solutions, including 3,000 FC SANs and 7,000 IP SANs. The NetApp SAN growth is the result of the company's innovative solutions which enable the easiest provisioning and management, affordable business continuity, and nondisruptive backups with instant data recovery in all data center environments -- central, departmental, and distributed.

     On the partner front, NetApp joined the Microsoft Technology Center (MTC) Alliance Member Program. As part of this program, NetApp storage has been installed in Microsoft Technology Centers worldwide.

     Additionally, NetApp announced that more than 5,000 enterprises worldwide use the Oracle(R) on NetApp solution to help simplify the management of their backup/recovery, archiving, data protection, compliance, and primary storage processes.

     In corporate news, Dan Warmenhoven received a CEO Ambassador Award from Boardroom Bound, a nonprofit organization that helps corporations identify and prequalify women and minority director candidates for corporate board service. Warmenhoven was honored for instilling the value of diversity at NetApp and on the company's board. NetApp was also honored for the third year in a row by the Triangle Business Journal as a "Best Place to Work" in Research Triangle Park
(RTP) for 2006. NetApp earned first place honors in the large company category, which included companies with 150 employees or more. NetApp employees based in RTP who responded to a survey from the publication gave the company high marks for its team-oriented work environment, exceptional people practices, strong executive leadership, and effective manager relationships.

     Webcast and Conference Call Information

     -- The NetApp quarterly results conference call will be broadcast live via the Internet at http://investors.netapp.com on Wednesday, November 15, 2006, at 2:00 p.m. Pacific Time. This press release and any other information related to the call will also be posted to the Web site at that location.

     -- The conference call will also be available live in a listen-only format at (800) 260-8140 in the United States and (617) 614-3672 outside the United States. The passcode for both numbers is 51700684.

     -- A replay will be available for 72 hours following the completion of the live call by dialing (888) 286-8010 in the United States and (617) 801-6888 outside the United States, with replay code 38201788. The Webcast replay will be posted on our Web site for at least one year.

     About Network Appliance

     Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that simplify data management. Information about Network Appliance(TM) solutions and services is available at www.netapp.com.

     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include all of the statements under the Outlook section relating to our forecasted operating results and metrics for the third quarter of fiscal 2007 and for all of fiscal 2007; statements regarding our optimism for our 2007 fiscal year generally; statements regarding the anticipated benefits of our products, technologies, and services relative to the offerings of our competitors; and statements regarding anticipated benefits from partner offerings. These forward-looking statements involve risks and uncertainties, and actual results could vary. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general economic and industry conditions, including expenditure trends for storage-related products; risks associated with the anticipated growth in network storage and content delivery markets; our ability to deliver new product architectures and enterprise service offerings; competition risks, including our ability to design products and services that compete effectively from a price and performance perspective; risks with new product introductions; our reliance on a limited number of suppliers; our ability to accurately forecast demand for our products and successfully manage our relationships with our contract manufacturers; our ability to expand our direct sales operations and reseller distribution channels; our ability to develop, maintain, and strengthen our relationships and product offerings with strategic partners; risks associated with international operations; our ability to successfully acquire and integrate complementary businesses and technologies; foreign currency exchange rate fluctuations; and other important factors as described in Network Appliance, Inc. reports and documents filed from time to time with the Securities and Exchange Commission, including the factors described under the sections captioned "Risk Factors" in our most recently submitted 10-K and 10-Q. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

     (1) Earnings per share represents the diluted number of shares for all periods presented.

     (2) Non-GAAP results of operations exclude amortization of intangible assets, stock-based compensation, in process research and development, restructuring charges/recoveries, gain/loss on sale of assets and investments, specified nonrecurring discrete events, and the related effects on income taxes.

     (3) IDC's Worldwide Quarterly Disk Storage Systems Tracker Q2 2006.

     NetApp and NearStore are registered trademarks and Network Appliance is a trademark of Network Appliance, Inc. in the United States and other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

     Network Appliance Usage of Non-GAAP Financials

     The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. These non-GAAP financial measures exclude amortization of intangible assets, in-process research and development, stock compensation, restructuring charges/recoveries, net gain/loss on investments, and the related effects on income taxes as well as certain discrete GAAP provision for income tax matters recognized ratably for non-GAAP purposes. We have excluded these items in order to enhance investors' understanding of our ongoing operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

     These non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making, such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.


                             NETWORK APPLIANCE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

                                               October 27, April 30,
                                                   2006        2006
                                               ----------- -----------

                    ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                    $523,338    $461,256
    Short-term investments                        856,068     861,636
    Accounts receivable, net                      399,657     415,295
    Inventories                                    56,778      64,452
    Prepaid expenses and other assets              42,761      43,536
    Short-term restricted cash and investments    124,748     138,539
    Deferred income taxes                          47,187      48,496
                                               ----------- -----------
        Total current assets                    2,050,537   2,033,210

PROPERTY AND EQUIPMENT, net                       555,815     513,193

GOODWILL                                          486,355     487,535
INTANGIBLE ASSETS, net                             64,687      75,051
LONG-TERM RESTRICTED CASH AND INVESTMENTS          70,390     108,371
OTHER ASSETS                                       92,424      43,605
                                               ----------- -----------
                                               $3,320,208  $3,260,965
                                               =========== ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Current portion of long-term debt            $122,918    $166,211
    Accounts payable                              109,392     101,278
    Income taxes payable                           34,454      51,577
    Accrued compensation and related benefits     123,916     129,636
    Other accrued liabilities                      70,832      69,073
    Deferred revenue                              472,761     399,388
                                               ----------- -----------
        Total current liabilities                 934,273     917,163
                                               ----------- -----------

LONG-TERM DEBT                                     70,510     133,789
LONG-TERM DEFERRED REVENUE                        345,821     282,149
LONG-TERM OBLIGATIONS                               7,052       4,411
                                               ----------- -----------
                                                1,357,656   1,337,512
                                               ----------- -----------

STOCKHOLDERS' EQUITY                            1,962,552   1,923,453
                                               ----------- -----------
                                               $3,320,208  $3,260,965
                                               =========== ===========


                             NETWORK APPLIANCE, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per share amounts)
                                   (Unaudited)

                            Three Months Ended     Six Months Ended
                           --------------------- ---------------------
                            October    October    October    October
                            27, 2006   28, 2005   27, 2006   28, 2005
                           ---------- ---------- ---------- ----------

REVENUES:
  Product                   $481,284    367,721   $946,895    708,646
  Software subscriptions      82,253     57,055    157,083    110,759
  Service                     88,986     58,286    169,833    112,059
                           ---------- ---------- ---------- ----------
    Total revenues           652,523    483,062  1,273,811    931,464
                           ---------- ---------- ---------- ----------

COST OF REVENUES:
  Cost of product            186,261    139,284    374,226    270,782
  Cost of software
   subscriptions               2,456      1,820      4,748      4,076
  Cost of service             62,499     42,866    120,460     84,028
                           ---------- ---------- ---------- ----------
    Total cost of revenues   251,216    183,970    499,434    358,886
                           ---------- ---------- ---------- ----------
GROSS MARGIN                 401,307    299,092    774,377    572,578
                           ---------- ---------- ---------- ----------

OPERATING EXPENSES:
  Sales and marketing        204,264    139,229    399,782    277,043
  Research and development    90,360     58,143    179,038    110,303
  General and
   administrative             35,217     21,793     67,613     42,989
  In process research and
   development                     -      5,000          -      5,000
  Restructuring charges
   (recoveries)                    -        645        (74)      (611)
  Gain on sale of assets     (25,339)         -    (25,339)         -
                           ---------- ---------- ---------- ----------
    Total operating
     expenses                304,502    224,810    621,020    434,724
                           ---------- ---------- ---------- ----------

INCOME FROM OPERATIONS        96,805     74,282    153,357    137,854

OTHER INCOME (EXPENSES),
 net:
  Interest income             17,478      9,651     34,134     18,699
  Interest expense            (5,170)        (3)    (9,042)       (51)
  Other income (expense),
   net                         1,878       (274)     2,657       (498)
  Net gain (loss) on
   investments                (2,000)        68     (2,000)       101

                           ---------- ---------- ---------- ----------
    Total other income, net   12,186      9,442     25,749     18,251
                           ---------- ---------- ---------- ----------

INCOME BEFORE INCOME TAXES   108,991     83,724    179,106    156,105

PROVISION FOR INCOME TAXES    22,060     13,006     37,506     25,267
                           ---------- ---------- ---------- ----------

NET INCOME                   $86,931    $70,718   $141,600   $130,838
                           ========== ========== ========== ==========

NET INCOME PER SHARE:
    BASIC                      $0.23      $0.19      $0.38      $0.35
                           ========== ========== ========== ==========

    DILUTED                    $0.22      $0.18      $0.36      $0.34
                           ========== ========== ========== ==========

SHARES USED IN PER SHARE
 CALCULATION:
    BASIC                    370,659    371,002    372,264    369,220
                           ========== ========== ========== ==========

    DILUTED                  388,226    385,442    389,773    385,912
                           ========== ========== ========== ==========



                             NETWORK APPLIANCE, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
                                 (In thousands)
                                   (Unaudited)

                           Three Months Ended      Six Months Ended
                          --------------------- ----------------------
                           October    October   October 27,  October
                           27, 2006   28, 2005      2006     28, 2005
                          ---------- ---------- ----------- ----------
Cash Flows from Operating
 Activities:
  Net income                $86,931    $70,718    $141,600   $130,838
  Adjustments to
   reconcile net income
   to net cash provided
   by operating
   activities:
    Depreciation             20,666     15,328      39,380     30,084
    In process research
     and development              -      5,000           -      5,000
    Amortization of
     intangible assets        4,687      3,852       9,373      6,523
    Amortization of
     patents                    496        496         991        991
    Stock-based
     compensation            42,423      3,344      85,445      5,372
    Net loss (gain) on
     investments              2,000        (68)      2,000       (101)
    Gain on sale of
     assets                 (25,339)         -     (25,339)         -
    Net loss on disposal
     of equipment               221        756         302      1,160
    Allowance for
     doubtful accounts           50        725         194        346
    Deferred income taxes   (22,634)         -     (22,634)         -
    Deferred rent               541        321         740        369
    Excess tax benefit
     from stock-based
     compensation           (19,356)         -     (23,845)         -
    Changes in assets and
     liabilities:
      Accounts receivable   (22,807)   (86,163)     15,380    (28,271)
      Inventories              (513)    (8,567)      8,195    (13,565)
      Prepaid expenses
       and other assets      (2,249)       932       3,142     (3,065)
      Accounts payable        8,344     12,463       7,205      9,772
      Income taxes
       payable               41,849     14,496      34,935     24,144
      Accrued
       compensation and
       related benefits      32,637     21,360      (6,327)   (11,058)
      Other accrued
       liabilities            5,963     (1,577)     (5,017)    (2,879)
      Deferred revenue       75,700     49,059     137,682     85,775
                          ---------- ---------- ----------- ----------
        Net cash provided
         by operating
         activities         229,610    102,475     403,402    241,435
                          ---------- ---------- ----------- ----------
Cash Flows from Investing
 Activities:
  Purchases of short-term
   investments             (653,152)  (111,010) (1,527,568)  (333,797)
  Redemptions of short-
   term investments         638,134    204,596   1,544,557    418,573
  Redemptions of
   restricted investments    36,316          -      52,638
  Increase (decrease) in
   restricted cash              153       (562)        405     (2,066)
  Proceeds from sale of
   assets                    23,914          -      23,914          -
  Purchases of property
   and equipment            (43,729)   (29,474)    (76,013)   (63,012)
  Proceeds from sales of
   investments                    -         68          17        130
  Purchases of equity
   securities                  (150)    (6,675)     (1,333)    (6,950)
  Purchase of business,
   net of cash acquired           -    (41,916)          -    (53,747)
                          ---------- ---------- ----------- ----------
        Net cash provided
         by (used in)
         investing
         activities           1,486     15,027      16,617    (40,869)
                          ---------- ---------- ----------- ----------
Cash Flows from Financing
 Activities:
  Proceeds from sale of
   common stock related
   to employee stock
   transactions              55,629     21,726      92,460     72,489
  Excess tax benefit from
   stock-based
   compensation              19,356          -      23,845          -
  Repayment of debt         (78,706)         -    (106,572)         -
  Tax withholding
   payments reimbursed by
   restricted stock          (3,343)      (183)     (4,323)      (602)
  Repurchases of common
   stock                   (143,908)  (149,021)   (363,908)  (244,564)
                          ---------- ---------- ----------- ----------
        Net cash used in
         financing
         activities        (150,972)  (127,478)   (358,498)  (172,677)
                          ---------- ---------- ----------- ----------

Effect of Exchange Rate
 Changes on Cash                885        104         561        282

Net Increase (Decrease)
 in Cash and Cash
 Equivalents                 81,009     (9,872)     62,082     28,171
Cash and Cash
 Equivalents:
  Beginning of period       442,329    231,585     461,256    193,542
                          ---------- ---------- ----------- ----------
  End of period            $523,338   $221,713    $523,338   $221,713
                          ========== ========== =========== ==========


                             NETWORK APPLIANCE, INC.
                            SUPPLEMENTAL INFORMATION
                                 (In thousands)
                                   (Unaudited)

                       THREE MONTHS ENDED OCTOBER 27, 2006
            ---------------------------------------------------------


                Amortization               In process
                     of      Stock-based     research   Restructuring
                Intangible    Compensation     and       (recoveries)
                   Assets       Expenses    development    charges

Cost of product
 revenues            $3,866        $1,069            -             -
Cost of service
 revenues                 -         2,489            -             -
Sales and
 marketing
 expense                583        18,715            -             -
Research and
 development
 expense                  -        13,022            -             -
General and
 administrative
 expense                238         7,128            -             -
In process
 research and
 development              -             -            -             -
Restructuring
 (recoveries)
 charges                  -             -            -             -
Gain on sale of
 assets                   -             -            -             -
Net (gain) loss
 on investments           -             -            -             -

                ------------ ------------- ------------ -------------
Effect on pre-
 tax income          $4,687       $42,423            -             -


                                           Net (Gain)
                             Gain on Sale    Loss on
                               of Assets    Investments     Total

Cost of product
 revenues                               -            -        $4,935
Cost of service
 revenues                               -            -         2,489
Sales and
 marketing
 expense                                -            -        19,298
Research and
 development
 expense                                -            -        13,022
General and
 administrative
 expense                                -            -         7,366
In process
 research and
 development                            -            -             -
Restructuring
 (recoveries)
 charges                                -            -             -
Gain on sale of
 assets                           (25,339)           -       (25,339)
Net (gain) loss
 on investments                         -        2,000         2,000

                             ------------- ------------ -------------
Effect on pre-
 tax income                      ($25,339)      $2,000       $23,771


                          SIX MONTHS ENDED OCTOBER 27, 2006
                -----------------------------------------------------

                Amortization               In process
                     of      Stock-based     research   Restructuring
                Intangible    Compensation     and       (recoveries)
                   Assets       Expenses    development    charges

Cost of product
 revenues            $7,731        $1,739            -             -
Cost of service
 revenues                 -         5,124            -             -
Sales and
 marketing
 expense              1,167        37,431            -             -
Research and
 development
 expense                  -        26,891            -             -
General and
 administrative
 expense                475        14,260            -             -
In process
 research and
 development              -             -            -             -
Restructuring
 (recoveries)
 charges                  -             -            -           (74)
Gain on sale of
 assets                   -             -            -             -
Net (gain) loss
 on investments           -             -            -             -

                ------------ ------------- ------------ -------------
Effect on pre-
 tax income          $9,373       $85,445            -          ($74)


                                           Net (Gain)
 Gain on Sale    Loss on
                               of Assets    Investments     Total

Cost of product
 revenues                               -            -        $9,470
Cost of service
 revenues                               -            -         5,124
Sales and
 marketing
 expense                                -            -        38,598
Research and
 development
 expense                                -            -        26,891
General and
 administrative
 expense                                -            -        14,735
In process
 research and
 development                            -            -             -
Restructuring
 (recoveries)
 charges                                -            -           (74)
Gain on sale of
 assets                           (25,339)           -       (25,339)
Net (gain) loss
 on investments                         -        2,000         2,000

                             ------------- ------------ -------------
Effect on pre-
 tax income                      ($25,339)      $2,000       $71,405


                         THREE MONTHS ENDED OCTOBER 28, 2005
                -----------------------------------------------------

                Amortization               In process
                     of      Stock-based     research   Restructuring
                Intangible    Compensation     and       (recoveries)
                   Assets       Expenses    development    charges

Cost of product
 revenues            $2,946             -            -             -
Cost of service
 revenues                 -             -            -             -
Sales and
 marketing
 expense                507         1,011            -             -
Research and
 development
 expense                  -         2,106            -             -
General and
 administrative
 expense                399           227            -             -
In process
 research and
 development              -             -        5,000             -
Restructuring
 (recoveries)
 charges                  -             -            -           645
Net (gain) loss
 on investments           -             -            -             -

                ------------ ------------- ------------ -------------
Effect on pre-
 tax income          $3,852        $3,344       $5,000          $645


                                           Net (Gain)
                             Gain on Sale    Loss on
                               of Assets    Investments     Total

Cost of product
 revenues                               -            -        $2,946
Cost of service
 revenues                               -            -             -
Sales and
 marketing
 expense                                -            -         1,518
Research and
 development
 expense                                -            -         2,106
General and
 administrative
 expense                                -            -           626
In process
 research and
 development                            -            -         5,000
Restructuring
 (recoveries)
 charges                                -            -           645
Net (gain) loss
 on investments                         -          (68)          (68)

                             ------------- ------------ -------------
Effect on pre-
 tax income                             -         ($68)      $12,773


                          SIX MONTHS ENDED OCTOBER 28, 2005
                -----------------------------------------------------

                Amortization               In process
                     of      Stock-based     research   Restructuring
                Intangible    Compensation     and       (recoveries)
                   Assets       Expenses    development    charges

Cost of product
 revenues            $4,054             -            -             -
Cost of service
 revenues                 -             -            -             -
Sales and
 marketing
 expense                714         1,526            -             -
Research and
 development
 expense                  -         3,464            -             -
General and
 administrative
 expense              1,755           382            -             -
In process
 research and
 development              -             -        5,000             -
Restructuring
 (recoveries)
 charges                  -             -            -          (611)
Net (gain) loss
 on investments           -             -            -             -

                ------------ ------------- ------------ -------------
Effect on pre-
 tax income          $6,523        $5,372       $5,000         ($611)


                                           Net (Gain)
                              Gain on Sale   Loss on
                                of Assets   Investments     Total

Cost of product
 revenues                               -            -        $4,054
Cost of service
 revenues                               -            -             -
Sales and
 marketing
 expense                                -            -         2,240
Research and
 development
 expense                                -            -         3,464
General and
 administrative
 expense                                -            -         2,137
In process
 research and
 development                            -            -         5,000
Restructuring
 (recoveries)
 charges                                -            -          (611)
Net (gain) loss
 on investments                         -         (101)         (101)

                              ------------ ------------ -------------
Effect on pre-
 tax income                             -        ($101)      $16,183



                             NETWORK APPLIANCE, INC.
                       RECONCILIATION OF NON-GAAP AND GAAP
               IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                 (In thousands)
                                   (Unaudited)

                               Three Months Ended   Six Months Ended
                               ------------------- -------------------
                               October   October   October   October
                                27, 2006  28, 2005  27, 2006  28, 2005
                               --------- --------- --------- ---------

SUMMARY RECONCILIATION OF NET
 INCOME
------------------------------
NET INCOME                      $86,931   $70,718  $141,600  $130,838

Adjustments:
  Amortization of intangible
   assets                         4,687     3,852     9,373     6,523
  Stock-based compensation
   expenses                      42,423     3,344    85,445     5,372
  In process research and
   development                        -     5,000         -     5,000
  Restructuring (recoveries)
   charges                            -       645       (74)     (611)
  Gain on sale of assets        (25,339)        -   (25,339)        -
  Net (gain) loss on
   investments                    2,000       (68)    2,000      (101)
  Discrete GAAP tax provision
   items ratably for non-GAAP
   purposes                           -    (2,437)        -    (2,437)
  Tax effect on sale of assets    4,606         -     4,606         -
  Discrete GAAP tax provision
   item                          (2,159)        -    (2,159)        -
  Income tax effect              (4,284)   (1,927)  (10,033)   (3,308)

                               --------- --------- --------- ---------
NON-GAAP NET INCOME            $108,865   $79,127  $205,419  $141,276
                               ========= ========= ========= =========


EARNINGS PER SHARE               $0.224    $0.183    $0.363    $0.339

Adjustments:
  Amortization of intangible
   assets                         0.012     0.010     0.024     0.017
  Stock-based compensation
   expenses                       0.109     0.009     0.219     0.014
  In process research and
   development                        -     0.013         -     0.013
  Restructuring (recoveries)
   charges                            -     0.002         -    (0.002)
  Gain on sale of assets         (0.065)        -    (0.065)        -
  Net (gain) loss on
   investments                    0.005         -     0.005         -
  Discrete GAAP tax provision
   items ratably for non-GAAP
   purposes                           -    (0.006)        -    (0.006)
  Tax effect on sale of assets    0.012         -     0.012         -
  Discrete GAAP tax provision
   item                          (0.006)        -    (0.006)        -
  Income tax effect              (0.011)   (0.005)   (0.026)   (0.009)

                               --------- --------- --------- ---------
NON-GAAP EARNINGS PER SHARE      $0.280    $0.206    $0.526    $0.366
                               ========= ========= ========= =========


                             NETWORK APPLIANCE, INC.
                   RECONCILIATION OF NON GAAP GUIDANCE TO GAAP
                         EXPRESSED AS EARNINGS PER SHARE
                     THIRD QUARTER and FULL YEAR FISCAL 2007
                                   (Unaudited)

                                         Third Quarter    Full Year
                                             2007           2007
                                         -------------- --------------

Non-GAAP Guidance                                $0.28  $1.10 - $1.11

Adjustments of Specific Items to Earnings
 Per Share for the Third Quarter and Full
 Year Fiscal 2007:

   Amortization of intangible assets             (0.01)         (0.05)
   Stock based compensation expense       (0.11 - 0.12)  (0.42 - 0.44)
   Restructuring recoveries                          -              -
   Gain on sale of assets                            -           0.07
   Loss on investment                                -          (0.01)
   Income tax effect                              0.02           0.06

                                         -------------- --------------
Total Adjustments                         (0.10 - 0.11)  (0.35 - 0.37)

GAAP Guidance - Earnings Per Share       $0.17 - $0.18  $0.73 - $0.76



    CONTACT: Network Appliance, Inc.
             Jodi Baumann, 408-822-3974
             jodi@netapp.com
             Tara Dhillon, 408-822-6909
             tara@netapp.com
             Billie Fagenstrom, 408-822-6428
             billief@netapp.com